REVISED

Subject to Revision

Series Term Sheet Dated March 7, 2003

$[258,551,000]

(Approximate)

Delta Funding Corporation

Seller

Ocwen Federal Bank, FSB

Servicer

Renaissance Mortgage Acceptance Corp.

Depositor

Renaissance Home Equity Loan Trust 2003-1

Home Equity Loan Asset-Backed Certificates, Series 2003-1

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Renaissance Home Equity Loan Asset-Backed Certificates, Series 2003-1.  The Series Term Sheet has been prepared by Wachovia Securities based on collateral information provided by Delta Funding Corporation for informational purposes only and is subject to modification or change.  The information and assumptions contained herein are preliminary and will be superseded by a Prospectus and Prospectus Supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Securities does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.  This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Home Equity Loan Asset-Backed Certificates has been filed with the Securities and Exchange Commission.  The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Subject to Revision - Series Term Sheet Dated March 7, 2003

Class	Expected Size(1)	Interest Type	Principal Type	Expected WAL (yrs)	Expected Principal Window(2)	Expected Ratings
						S&P	Moody’s	Fitch
A	$[216,973,000]	Floating	Senior	[3.09]	[04/03] - [03/11]	AAA	Aaa	AAA
A-IO(3)	Notional	Fixed	N/A	N/A	N/A	AAA	Aaa	AAA
M-1	$[17,105,000]	Floating	Mezzanine	[5.42]	[04/06] - [03/11]	AA	Aa2	AA
M-2	$[14,473,000]	Fixed	Mezzanine	[5.42]	[04/06] - [03/11]	A	A2	A
B-A	$[3,000,000]	Floating	Subordinate	[5.40]	[04/06] - [03/11]	BBB	Baa2	BBB
B-F	$[7,000,000]	Fixed	Subordinate	[5.40]	[04/06] - [03/11]	BBB	Baa2	BBB

Class	Expected Size(1)	Interest Type	Principal Type	Expected WAL (yrs)	Expected Principal Window(2)	Expected Ratings
						S&P	Moody’s	Fitch
A	$[216,973,000]	Floating	Senior	[3.31]	[04/03] - [08/20]	AAA	Aaa	AAA
A-IO(3)	Notional	Fixed	N/A	N/A	N/A	AAA	Aaa	AAA
M-1	$[17,105,000]	Floating	Mezzanine	[5.94]	[04/06] - [04/17]	AA	Aa2	AA
M-2	$[14,473,000]	Fixed	Mezzanine	[5.86]	[04/06] - [11/15]	A	A2	A
B-A	$[3,000,000]	Floating	Subordinate	[5.57]	[04/06] - [09/13]	BBB	Baa2	BBB
B-F	$[7,000,000]	Fixed	Subordinate	[5.57]	[04/06] - [09/13]	BBB	Baa2	BBB

(1)

Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)

The stated Final Maturity Date for all the Offered Certificates is the Distribution Date in [May 2033].

(3)

The Class A-IO Certificates are a class of interest-only certificates and are not entitled to any principal payments.  They will accrue interest at a rate of [3.00]% per annum on a notional balance amount equal to the lesser of (i) the applicable amount as set forth in the Class A-IO Notional Amount Schedule herein and (ii) the aggregate principal balance of the Mortgage Loans.  The Class A-IO Certificates will not receive any payments after the 30th Distribution Date.

Structure

•

A senior/subordinate structure whereby realized losses on the underlying mortgages will be allocated in the following order of priority; (i) excess interest, (ii) to the overcollateralization amount described herein, (iii) concurrently, to the Class B-F and Class B-A Certificates, (iv) to the Class M-2 Certificates and (v) to the Class M-1 Certificates.

•

The Class A, Class B-A and Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus the related margin and (ii) the Net WAC Rate.

•

The Class M-2 and Class B-F Certificates will accrue interest at a fixed rate equal to the lesser of (i) the related fixed certificate interest rate and (ii) the Net WAC Rate.

•

A reserve fund, funded by yield maintenance agreements, will be established to mitigate the basis risk related to the Class A, Class M-1, and Class B-A Certificates.

•

The Certificates are subject to a 10% Clean-up Call.  After the first distribution date on which the Clean-up Call is exercisable, the margin on the Class A Certificates will double, the margin on the Class M-1 and Class B-A Certificates will increase by 1.5 times, and the related fixed certificate interest rate on the Class M-2 and Class B-F Certificates will increase by 0.50%.

•

The Financial Security Assurance Inc. Policy will provide an irrevocable and unconditional financial guarantee of timely payment of interest and ultimate payment of principal on the Class A Certificates.

Pricing Speed

Fixed Rate Mortgage Loans

115% of PPC-F (100% PPC-F assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain constant at 20% CPR each month thereafter).

Adjustable Rate Mortgage Loans

100% of PPC-A (100% PPC-A assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.069% each month to 35% CPR in month thirty, and remain constant at 35% CPR each month thereafter).

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

Trading/Syndicate	Phone	Email Address
Chris Choka	(704) 383-8267	chris.choka@wachovia.com
Blake O’Connor	(704) 383-7008	blake.oconnor@wachovia.com

Mortgage Finance	Phone	Email Address
Mike Ciuffo	(704) 715-1170	michael.ciuffo@wachovia.com
Sharvin Setoodeh	(704) 715-7632	sharvin.setoodeh@wachovia.com
Dave Lyle	(704) 715-8131	david.lyle@wachovia.com

Structuring	Phone	Email Address
Serkan Erikci	(704) 715-1263	serkan.erikci@wachovia.com

Collateral Analytics	Phone	Email Address
Paul Lopansri	(704) 374-3490	paul.lopansri@wachovia.com

ABS Research	Phone	Email Address
Inna Koren	(212) 909-0082	inna.koren@wachovia.com

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

SUMMARY OF TERMS

Depositor :	Renaissance Mortgage Acceptance Corp.
Seller:	Delta Funding Corporation
Servicer:	Ocwen Federal Bank, FSB
Underwriter:	Wachovia Securities, Inc.
Co-Underwriter:	Greenwich Capital Markets, Inc.
Class A Certificate Insurer:	Financial Security Assurance Inc. (“FSA”).
Trustee/Custodian:	Wells Fargo Bank Minnesota, National Association.
Rating Agencies:	Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Rating Services (“S&P”) and Fitch Ratings (“Fitch”).
Statistical Calculation Date:	The close of business on January 31, 2003.
Cut-off Date:

For each Mortgage Loan in the mortgage pool on the Closing Date, the later of (i) the origination date of the Mortgage Loan or (ii) March 1, 2003.  For each Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding Account, the later of the (i) origination date of such Mortgage Loan or (ii) the first day of the month in which such Mortgage Loan was acquired.

Closing Date:	On or about March 27, 2003.
Distribution Date:	The 25th day of each month (or the next succeeding business day) commencing on April 25, 2003.
Record Date:

For the Class A, Class M-1 and Class B-A Certificates, the last business day prior to the applicable Distribution Date.  For the Class A-IO, Class M-2 and Class B-F Certificates, the last business day of the month preceding the applicable Distribution Date.

Offered Certificates:

The “Senior Certificates” will consist of the Class A and Class A-IO Certificates.  The “Subordinate Certificates” will consist of the Class M-1, Class M-2, Class B-A and Class B-F Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Offered Certificates.”

Accrued Interest:

The Class A, Class M-1 and Class B-A Certificates will settle with no accrued interest.  The Class A-IO, Class M-2 and Class B-F Certificates will settle with accrued interest.  The price to be paid by investors for the Class A-IO, Class M-2 and Class B-F Certificates will include accrued interest from March 1, 2003 up to, but not including, the Closing Date (26 days).

Interest Accrual Period:

The Interest Accrual Period with respect to the Class A, Class M-1 and Class B-A Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

The Interest Accrual Period for the Class A-IO, Class M-2 and Class B-F Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (on a 30/360 basis).

Registration:	The Offered Certificates will be available in book-entry form through DTC, and upon request, through Clearstream, Luxembourg and the Euroclear system.
Federal Tax Status:	It is anticipated that the Offered Certificates will be treated as regular interests in a REMIC for federal income tax purposes.
ERISA Eligibility:	The Offered Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	The Offered Certificates will NOT constitute “mortgage related securities” for purposes of SMMEA.
Initial Mortgage Loans:

As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans described herein was approximately $162,147,191, consisting of approximately (i) $119,029,366 of fixed-rate mortgage loans (the “Initial Fixed-Rate Mortgage Loans”) and (ii) approximately $43,117,825 of adjustable-rate mortgage loans (the “Initial Adjustable-Rate Mortgage Loans” together with the Initial Fixed-Rate Mortgage Loans, the “Initial Mortgage Loans”).  See attached collateral descriptions for more information.

Additional Mortgage Loans:

On or prior to the Closing Date, approximately $[51,010,704] of “Additional Mortgage Loans” having similar characteristics to the Initial Mortgage Loans will be added to the trust.  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Closing Date Mortgage Loans.”  The aggregate principal balance of the Closing Date Mortgage Loans will be approximately $[213,157,895].

Pre-funding Amount:

On the Closing Date, the Trust will deposit no more than $[50,000,000] (the “Pre-funding Amount”) into an account (the “Pre-funding Account”).  Funds on deposit in the Pre-funding Account will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period.  The Subsequent Mortgage Loans together with the Closing Date Mortgage Loans will be the “Mortgage Loans”.  It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) April [25], 2003.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by April [25], 2003, the Trust will apply the remaining amounts as a prepayment of principal to the Certificates on the Distribution Date in May 2003.  Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Capitalized Interest Account:	On the Closing Date, the Seller will deposit funds into the “Capitalized Interest Account” to cover any interest shortfalls on the Offered Certificates due to the Pre-funding feature.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.
Pass-Through Rate:

The “Pass-Through Rate” for any Interest Accrual Period on the Class A, Class M-1 and Class B-A Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such class and (ii) the Net WAC Rate.  The Pass-Through Rate for any Interest Accrual Period on the Class M-2 and Class B-F Certificates will be equal to the lesser of (i) the related fixed certificate interest rate and (ii) the Net WAC Rate.

The Pass-Through Rate for the 1st through the 30th Interest Accrual Periods on the Class A-IO Certificates will be [3.00]% per annum and for the 31st Interest Accrual Period and each Interest Accrual Period thereafter will be 0.00% per annum.

Net WAC Rate:

The “Net WAC Rate” for the Offered Certificates for any Interest Accrual Period is equal to (i) the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans less (ii) the premium rate payable to the Class A Certificate Insurer multiplied by a fraction equal to (a) the balance of the Class A Certificates divided by (b) the aggregate principal balance of the Mortgage Loans plus any remaining amounts in the Pre-Funding Account less (iii) the fixed certificate interest rate of [3.00]% per annum payable to the Class A-IO Certificates multiplied by a fraction equal to (a) the notional balance of the Class A-IO Certificates divided by (b) the aggregate principal balance of the Mortgage Loans plus any remaining amounts in the Pre-Funding Account (with respect to the Class A, Class M-1 and Class B-A Certificates, the result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Net WAC Rate Carryover Amount:

If on any Distribution Date the Pass-Through Rate for any Class of Offered Certificates is limited by the Net WAC Rate, the “Net WAC Rate Carryover Amount” for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the related Pass-Through Rate if such interest amounts were not limited by the Net WAC rate over  (b) the amount of interest actually accrued on such Class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with interest accrued thereon at the related Pass-Through Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Servicing Fee and Reimbursements:

With respect to each Distribution Date, the Servicer will be entitled to a fee equal to 1/12 of the applicable percentage set forth below times the aggregate principal balance of the Mortgage Loans (the “Servicing Fee”), plus any reimbursable amounts.

Distribution Date	Servicing Fee
1-10	[0.30]%
11-24	[0.40]%
25-36	[0.50]%
37+	[0.65]%

Trustee Fee and Reimbursements:

With respect to each Distribution Date, the Trustee will be entitled to a fee equal to 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans (the “Trustee Fee”), plus any reimbursable amounts.

Credit Enhancement Percentage:

The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of any certificates that are subordinate to the applicable certificates and (b) the Overcollateralization Amount divided by (ii) the sum of (a) the aggregate principal balance of the Mortgage Loans and (b) any remaining amounts in the Pre-funding Account.

Initial Credit		Target Credit Enhancement
Enhancement Percentage		Percentage After Stepdown Date
Class	Percent	Class	Percent
A	[17.55]%	A	[35.10]%
M-1	[11.05]%	M-1	[22.10]%
M-2	[5.55]%	M-2	[11.10]%
B-A and B-F	[1.75]%	B-A and B-F	[3.50]%

Excess Interest:

For each Distribution Date, Excess Interest will generally be equal to the interest collections from the Mortgage Loans minus the sum of (i) the Servicing Fee and Trustee Fee paid in respect of the Mortgage Loans and reimbursements to the Servicer and the Trustee, (ii) the premium paid to the Class A Certificate Insurer and (iii) the interest paid on the Certificates.

Overcollateralization Amount:

On any Distribution Date, the “Overcollateralization Amount” will be the amount by which the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any remaining amounts in the Pre-Funding Account exceeds the balance of the Offered Certificates after giving effect to the distribution of principal on the current Distribution Date.  On any Distribution Date on which the Overcollateralization Amount does not equal the Required Overcollateralization Amount, Excess Interest, to the extent available, will be distributed as principal to the certificates then entitled to distributions of principal to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

On the Closing Date, the Required Overcollateralization Amount will be satisfied.

Required Overcollateralization Amount:

On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:

(i)  prior to the Stepdown Date, [1.75]% of the sum of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and the initial Pre-funding Amount.

(ii)  on or after the Stepdown Date,  the greater of:

(a)  the lesser of:

(x)  [1.75]% of the sum of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and the initial Pre-funding Amount; and

(y)  [3.50]% of the current aggregate principal balance of the Mortgage Loans;

(b)  [0.50]% of the sum of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and the initial Pre-funding Amount (the “OC Floor”).

On any Distribution Date during the continuance of (a) a Delinquency Event (whether or not a Cumulative Loss Event is continuing), the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date or (b) a Cumulative Loss Event (and a Delinquency Event is not then continuing), the Required Overcollateralization Amount will equal the lesser of (i) the Required Overcollateralization Amount as of the preceding Distribution Date and (ii) [7.00]% of the aggregate pool balance of the mortgage loans as of the end of the related Due Period.  Under no circumstance shall the Required Overcollateralization Amount be less than the OC Floor.

Subordination Required Overcollateralization Amount:

On any Distribution Date on which a Delinquency Event has not occurred, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount exclusive of the OC Floor calculation, otherwise the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

Class A Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement to make payments in respect of the Net Rate Cap Carryover Amount to the Class A Certificates.  The notional balance of the “Class A Yield Maintenance Agreement” will be based upon the aggregate principal balance of the Class A Certificates assuming the collateral amortizes at the Pricing Speed to call.

Class M-1 Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement to make payments in respect of the Net Rate Cap Carryover Amount to the Class M-1 Certificates.  The notional balance of the “Class M-1 Yield Maintenance Agreement” will be based upon the aggregate principal balance of the Class M-1 Certificates assuming the collateral amortizes at the Pricing Speed to call.

Class B-A Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement to make payments in respect of the Net Rate Cap Carryover Amount to the Class B-A Certificates.  The notional balance of the “Class B-A Yield Maintenance Agreement” will be based upon the aggregate principal balance of the Class B-A Certificates assuming the collateral amortizes at the Pricing Speed to call.

Class A Effective Net WAC Rate:

The “Class A Effective Net WAC Rate” is equal to the sum of (i) the Net WAC Rate and (ii) a fraction equal to (a) the proceeds resulting from the Class A Yield Maintenance Agreement for the current Distribution Date divided by (b) the aggregate principal balance of the Class A Certificates prior to any distributions of principal on the current Distribution Date, the result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis

Class M-1 Effective Net WAC Rate:

The “Class M-1 Effective Net WAC Rate” is equal to the sum of (i) the Net WAC Rate and (ii) a fraction equal to (a) the proceeds resulting from the Class M-1 Yield Maintenance Agreement for the current Distribution Date divided by (b) the aggregate principal balance of the Class M-1 Certificates prior to any distributions of principal on the current Distribution Date, the result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

Class B-A Effective Net WAC Rate:

The “Class B-A Effective Net WAC Rate” is equal to the sum of (i) the Net WAC Rate and (ii) a fraction equal to (a) the proceeds resulting from the Class B-A Yield Maintenance Agreement for the current Distribution Date divided by (b) the aggregate principal balance of the Class B-A Certificates prior to any distributions of principal on the current Distribution Date, the result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Delinquency Event:

A “Delinquency Event” shall have occurred and be continuing, if at any time, (i) the three-month rolling average of the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate principal balances of the Mortgage Loans that are (a) 60 or more days delinquent, (b) in bankruptcy or foreclosure and (c) REO properties as of the last day of the related prepayment period and the denominator of which is the aggregate principal balance of the Mortgage Loans exceeds (ii) [40]% of the Senior Enhancement Percentage.

Cumulative Loss Event:

A Cumulative Loss Event will have occurred if cumulative net losses (as a percentage of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the intial Pre-funding Amount) exceed the applicable percentages below during the related period of time:

Distribution Dates	Percentages
37-48	[3.00]% for the first month plus an additional 1/12th of [1.25]% for each month thereafter.
49-60	[4.25]% for the first month plus an additional 1/12th of [0.65]% for each month thereafter.
61-72	[4.90]% for the first month plus an additional 1/12th of [0.40]% for each month thereafter.
73-84	[5.30]% for the first month plus an additional 1/12th of [0.20]% for each month thereafter.
85 and Thereafter	[5.50]%

Stepdown Date:

The earlier to occur of:

(i)  the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero and

(ii)  the later to occur of:

(x)  the Distribution Date occurring in April 2006 and

(y)  the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [35.10]%.

Senior Enhancement Percentage:

As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is sum of (i) the aggregate class principal balance of the Subordinate Certificates and (ii) the Overcollateralization Amount, in each case, on the prior distribution date, and the denominator of which is the aggregate of the principal balances of the Mortgage Loans as of the last day of the prior due period.

Subordination Increase Amount:	As to any Distribution Date, the lesser of the Subordination Deficiency and Excess Interest.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

Subordination Deficiency:

As to any Distribution Date, the excess, if any, of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:

As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount (assuming 100% of the principal payments received on the Mortgage Loans is distributed to the Certificates).

Priority of Distributions:

Available funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

1.To the Servicer and Trustee, the related fees and to the Class A Certificate Insurer, the premium payable in respect of the Policy covering the Class A Certificates;

2. Concurrently, to the Class A and Class A-IO Certificates, the related interest due, plus any related interest carryover shortfall;

3. Sequentially, to the Class M-1 and Class M-2 Certificates, the related interest due;

4. Concurrently, to the Class B-A and Class B-F Certificates, the related interest due;

5. To the Class A Certificates, the Class A Principal Distribution Amount excluding any Subordination Increase Amount;

6. To the Class A Certificate Insurer, any reimbursement amounts due for prior draws on the Policy with interest thereon;

7. Sequentially, to the Class M-1 and Class M-2 Certificates, the related principal distribution amount due, excluding any Subordination Increase Amounts;

8. Concurrently, to the Class B-A and Class B-F Certificates, the related principal distribution amount due, excluding any Subordination Increase Amounts;

9. To the Offered Certificates, the related Subordination Increase Amount, distributed as in priorities 5, 7 and 8 above;

10. Sequentially, to the Class M-1 and Class M-2 Certificates, any interest and principal shortfalls;

11. Concurrently, to the Class B-A and Class B-F Certificates, any interest and principal shortfalls;

12. Sequentially, to the Class A, Class M-1 and Class M-2 Certificates, the related Net WAC Rate Carryover Amount;

13. Concurrently, to the Class B-A and Class B-F Certificates, the related Net WAC Rate Carryover Amount;

14. To the Trustee, reimbursement for any expenses incurred as a result of a servicing transfer related to the resignation or termination of the Servicer;

15. To the residual certificates, any remaining amounts.

Principal Distribution Amount:

As to any Distribution Date, the lesser of: (i) the balance of the Offered Certificates prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

Class A Principal Distribution Amount:

As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate principal balance of the Class A Certificates.

As to any other Distribution Date, an amount equal to the excess, if any, of (i) the aggregate principal balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [68.40]% of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.

Class M-1 Principal Distribution Amount:

As to any Distribution Date prior to the Stepdown Date and if the certificate principal balance of the Class A Certificates has been reduced to zero, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the certificate principal balance of the Class M-1 Certificates.

As to any Distribution Date on or after the Stepdown Date, (x) if a Delinquency Event is in effect, 100% of the Principal Distribution Amount if the aggregate class principal balance of the Class A Certificates has been reduced to zero, or (y) if a Delinquency Event is not in effect, the excess of:

(a)  the sum of:

(i)  the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date, and

(ii)  the class principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date; over

(b)  the lesser of:

(i)  [81.40]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)  the balance of the Mortgage Loans as of the last day of the related due period, minus the OC Floor.

Class M-2 Principal Distribution Amount:

As to any Distribution Date prior to the Stepdown Date and if the certificate principal balances of the Class A and Class M-1 Certificates have been reduced to zero, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the certificate principal balance of the Class M-2 Certificates.

As to any Distribution Date on or after the Stepdown Date, (x) if a Delinquency Event is in effect, 100% of the Principal Distribution Amount if the aggregate balance of the Class A Certificates and Class M-1 Certificates has been reduced to zero, or (y) if a Delinquency Event is not in effect, the excess of:

(a)  the sum of:

(i)  the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)  the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

(iii)  the class principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date; over

(b)  the lesser of:

(i)  [92.40]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)  the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class B-A Principal Distribution Amount:

As to any Distribution Date prior to the Stepdown Date and if the certificate principal balances of the Class A, Class M-1 and Class M-2 Certificates have been reduced to zero, the lesser of (i) the Principal Distribution Amount times a percentage equal to (a) the certificate principal balance of the Class B-A Certificates divided by (b) the sum of the aggregate principal balances of the Class B-A Certificates and the Class B-F Certificates and (ii) the certificate principal balance of the Class B-A Certificates.

As to any Distribution Date on or after the Stepdown Date, (x) if a delinquency Event is in effect, the Principal Distribution Amount times a percentage equal to (a) the certificate principal balance of the Class B-A Certificates divided by (b) the sum of the aggregate principal balances of the Class B-A Certificates and the Class B-F Certificates, provided that the aggregate class principal balance of the Class A, Class M-1 and Class M-2 Certificates has been reduced to zero, or (y) if a Delinquency Event is not in effect, (i) a fraction equal to (a) the certificate principal balance of the Class B-A Certificates divided by (b) the sum of the aggregate principal balances of the Class B-A Certificates and the Class B-F Certificates times (ii) the excess of:

(a)  the sum of:

(i)  the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)  the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)  the class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and

(iv)  the sum of the class principal balances of the Class B-A and Class B-F Certificates immediately prior to the applicable Distribution Date; over

(b)  the lesser of:

(i)  100.00% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)  the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class B-F Principal Distribution Amount:

As to any Distribution Date prior to the Stepdown Date and if the certificate principal balances of the Class A, Class M-1 and Class M-2 Certificates have been reduced to zero, the lesser of (i) the Principal Distribution Amount times a percentage equal to (a) the certificate principal balance of the Class B-F Certificates divided by (b) the sum of the aggregate principal balances of the Class B-A Certificates and the Class B-F Certificates and (ii) the certificate principal balance of the Class B-F Certificates.

As to any Distribution Date on or after the Stepdown Date, (x) if a delinquency Event is in effect, the Principal Distribution Amount times a percentage equal to (a) the certificate principal balance of the Class B-F Certificates divided by (b) the sum of the aggregate principal balances of the Class B-A Certificates and the Class B-F Certificates, provided that the aggregate class principal balance of the Class A, Class M-1 and Class M-2 Certificates has been reduced to zero, or (y) if a Delinquency Event is not in effect, (i) a fraction equal to (a) the certificate principal balance of the Class B-F Certificates divided by (b) the sum of the aggregate principal balances of the Class B-A Certificates and the Class B-F Certificates times (ii) the excess of:

(a)  the sum of:

(i)  the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)  the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)  the class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and

(iv)  the sum of the class principal balances of the Class B-A and Class B-F Certificates immediately prior to the applicable Distribution Date; over

(b)  the lesser of:

(i)  100.00% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)  the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

Number of Mortgage Loans	1,295
Total Outstanding Principal Balance	$162,147,190.79

	Minimum	Maximum	Average
Outstanding Principal Balance	$15,200.00	$700,000.00	$125,210.19

	Minimum	Maximum	Weighted Average
Mortgage Rate	5.790%	12.490%	8.603%
Original LTV Ratio	4.79%	100.00%	75.33%
Original CLTV Ratio	9.20%	100.00%	76.50%
Original Term (Months)	60	360	322
Remaining Term (Months)	60	360	322
Seasoning (Months)	0	2	0
Credit Score	499	828	618

	% of Aggregate		% of Aggregate
Product Type	Principal Balance	Location (> 5%)	Principal Balance
Fixed Rate	73.41	New York	31.09
Adjustable Rate	26.59	New Jersey	8.18
Total	100.00	Illinois	7.67
		Ohio	7.01
	% of Aggregate	Pennsylvania	6.67
Lien Position	Principal Balance	North Carolina	6.29
First	97.70	Florida	5.14
Second	2.30	States with < 5% Concentration	27.94
Total	100.00	Total	100.00

	% of Aggregate		% of Aggregate
Loan Purpose	Principal Balance	Documentation Type	Principal Balance
Cash-out Refinance	43.76	Full	72.86
Debt Consolidation	33.53	Alt	16.03
Rate/Term Refinance	15.46	Limited	5.96
Purchase	7.25	Stated Income	5.15
Total	100.00	Total	100.00

	% of Aggregate		% of Aggregate
Property Type	Principal Balance	Occupancy Status	Principal Balance
Single Family	75.70	Owner Occupied	91.70
Two-Four Family	16.12	Non-Owner Occupied	8.30
Condominium	2.92	Total	100.00
Five-Eight Family	2.58
Multi-Use	1.68
Manufactured Housing	1.00
Total	100.00

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Mortgage Rate (%)	Mortgage Loans	Outstanding	Principal Balance
5.501 to 6.000	3	$436,500.00	0.27%
6.001 to 6.500	42	7,652,225.15	4.72
6.501 to 7.000	94	13,312,631.95	8.21
7.001 to 7.500	82	12,882,594.56	7.95
7.501 to 8.000	169	25,609,305.67	15.79
8.001 to 8.500	133	15,919,486.31	9.82
8.501 to 9.000	231	30,407,565.32	18.75
9.001 to 9.500	141	16,385,153.29	10.11
9.501 to 10.000	181	18,059,520.54	11.14
10.001 to 10.500	89	9,293,538.00	5.73
10.501 to 11.000	72	7,490,990.00	4.62
11.001 to 11.500	29	2,057,470.00	1.27
11.501 to 12.000	19	1,640,390.00	1.01
12.001 to 12.500	10	999,820.00	0.62
Total	1,295	$162,147,190.79	100.00%

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Combined LTV Ratio (%)	Mortgage Loans	Outstanding	Principal Balance
5.01 to 10.00	1	$40,000.00	0.02%
10.01 to 15.00	4	177,100.00	0.11
15.01 to 20.00	1	45,000.00	0.03
20.01 to 25.00	10	808,177.75	0.50
25.01 to 30.00	9	660,000.00	0.41
30.01 to 35.00	9	615,500.00	0.38
35.01 to 40.00	19	1,477,724.09	0.91
40.01 to 45.00	26	2,517,503.70	1.55
45.01 to 50.00	47	5,479,003.00	3.38
50.01 to 55.00	34	3,258,001.19	2.01
55.01 to 60.00	58	6,462,900.00	3.99
60.01 to 65.00	91	10,553,389.27	6.51
65.01 to 70.00	118	14,641,656.00	9.03
70.01 to 75.00	154	21,462,225.64	13.24
75.01 to 80.00	258	30,823,757.90	19.01
80.01 to 85.00	169	22,282,732.08	13.74
85.01 to 90.00	206	28,063,120.17	17.31
90.01 to 95.00	43	6,226,000.00	3.84
95.01 to 100.00	38	6,553,400.00	4.04
Total	1,295	$162,147,190.79	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

		Aggregate	Percent of
Statistical Calculation	Number of	Principal Balance	Aggregate
Date Principal Balance ($)	Mortgage Loans	Outstanding	Principal Balance
0.01 to 50,000.00	180	$7,247,249.95	4.47%
50,000.01 to 100,000.00	477	35,099,814.21	21.65
100,000.01 to 150,000.00	270	33,762,384.95	20.82
150,000.01 to 200,000.00	167	29,032,089.86	17.90
200,000.01 to 250,000.00	85	18,959,167.20	11.69
250,000.01 to 300,000.00	54	14,571,150.00	8.99
300,000.01 to 350,000.00	28	9,070,600.00	5.59
350,000.01 to 400,000.00	20	7,569,722.50	4.67
400,000.01 to 450,000.00	7	3,052,612.12	1.88
450,000.01 to 500,000.00	4	1,941,400.00	1.20
500,000.01 to 550,000.00	1	525,000.00	0.32
600,000.01 to 650,000.00	1	616,000.00	0.38
650,000.01 to 700,000.00	1	700,000.00	0.43
Total	1,295	$162,147,190.79	100.00%

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Prepayment Penalty Period (Months)	Mortgage Loans	Outstanding	Principal Balance
No Prepayment Penalty	255	$27,581,540.59	17.01%
12	224	43,824,910.14	27.03
24	103	12,320,084.03	7.60
30	11	2,430,985.00	1.50
36	702	75,989,671.03	46.86
Total	1,295	$162,147,190.79	100.00%

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Credit Grade	Mortgage Loans	Outstanding	Principal Balance
A	1,116	$143,042,006.52	88.22%
B	84	9,170,549.27	5.66
C	63	6,194,565.00	3.82
D	32	3,740,070.00	2.31
Total	1,295	$162,147,190.79	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Original Term to Maturity (Months)	Mortgage Loans	Outstanding	Principal Balance
49 to 72	6	$276,087.97	0.17%
73 to 96	14	733,929.00	0.45
97 to 120	39	2,275,000.05	1.40
121 to 144	25	2,004,640.89	1.24
145 to 168	15	1,387,038.13	0.86
169 to 192	159	15,981,286.86	9.86
193 to 216	14	1,630,801.00	1.01
217 to 240	82	8,451,015.93	5.21
241 to 264	13	1,435,970.00	0.89
265 to 288	5	643,322.70	0.40
289 to 312	35	4,075,556.03	2.51
313 to 336	13	1,824,881.00	1.13
337 to 360	875	121,427,661.23	74.89
Total	1,295	$162,147,190.79	100.00%

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Remaining Term to Maturity (Months)	Mortgage Loans	Outstanding	Principal Balance
49 to 72	6	$276,087.97	0.17%
73 to 96	14	733,929.00	0.45
97 to 120	39	2,275,000.05	1.40
121 to 144	25	2,004,640.89	1.24
145 to 168	15	1,387,038.13	0.86
169 to 192	159	15,981,286.86	9.86
193 to 216	14	1,630,801.00	1.01
217 to 240	82	8,451,015.93	5.21
241 to 264	13	1,435,970.00	0.89
265 to 288	5	643,322.70	0.40
289 to 312	35	4,075,556.03	2.51
313 to 336	13	1,824,881.00	1.13
337 to 360	875	121,427,661.23	74.89
Total	1,295	$162,147,190.79	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
FICO Score	Mortgage Loans	Outstanding	Principal Balance
Not Available	1	$52,000.00	0.03%
476 to 500	24	2,318,625.00	1.43
501 to 525	77	8,984,118.75	5.54
526 to 550	116	14,453,841.00	8.91
551 to 575	159	19,580,729.72	12.08
576 to 600	166	20,382,408.51	12.57
601 to 625	173	20,197,163.19	12.46
626 to 650	217	27,088,192.88	16.71
651 to 675	160	22,223,694.04	13.71
676 to 700	71	9,343,906.27	5.76
701 to 725	66	9,218,131.39	5.69
726 to 750	39	5,020,361.39	3.10
751 to 775	19	2,618,718.65	1.62
776 to 800	5	555,300.00	0.34
801 to 825	1	60,000.00	0.04
826 to 850	1	50,000.00	0.03
Total	1,295	$162,147,190.79	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Geographic Distribution	Mortgage Loans	Outstanding	Principal Balance
New York	259	$50,414,866.11	31.09%
New Jersey	89	13,258,434.46	8.18
Illinois	100	12,436,320.66	7.67
Ohio	121	11,365,378.97	7.01
Pennsylvania	125	10,819,888.99	6.67
North Carolina	95	10,204,029.01	6.29
Florida	80	8,339,707.16	5.14
Virginia	56	6,791,490.62	4.19
Minnesota	43	4,746,720.03	2.93
Massachusetts	28	4,741,296.00	2.92
Maryland	39	4,476,268.00	2.76
Tennessee	50	4,365,820.00	2.69
Michigan	48	3,869,210.66	2.39
Arizona	36	3,850,800.00	2.37
Connecticut	19	2,452,900.00	1.51
Missouri	32	2,069,950.00	1.28
Oregon	15	1,912,300.00	1.18
South Carolina	18	1,569,800.00	0.97
Rhode Island	8	1,044,500.00	0.64
California	6	959,136.12	0.59
Indiana	9	601,090.00	0.37
Kentucky	6	583,234.00	0.36
Arkansas	4	318,150.00	0.20
Washington	1	274,500.00	0.17
Maine	3	200,800.00	0.12
Wisconsin	1	144,000.00	0.09
Colorado	1	126,000.00	0.08
Louisiana	1	73,600.00	0.05
New Hampshire	1	81,000.00	0.05
Delaware	1	56,000.00	0.03
Total	1,295	$162,147,190.79	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

Number of Mortgage Loans	942
Total Outstanding Principal Balance	$119,029,365.58

	Minimum	Maximum	Average
Outstanding Principal Balance	$15,200.00	$700,000.00	$126,358.14

	Minimum	Maximum	Weighted Average
Mortgage Rate	6.090%	12.440%	8.632%
Original LTV Ratio	4.79%	100.00%	74.03%
Original CLTV Ratio	9.20%	100.00%	75.62%
Original Term (Months)	60	360	313
Remaining Term (Months)	60	360	313
Seasoning (Months)	0	1	0
Credit Score	499	828	624

	% of Aggregate Fixed		% of Aggregate Fixed
Product Type	Rate Principal Balance	Location (> 5%)	Rate Principal Balance
Fixed Rate	100.00	New York	40.41
Total	100.00	North Carolina	7.62
		Illinois	7.16
	% of Aggregate Fixed	Pennsylvania	6.18
Lien Position	Principal Balance	Ohio	5.74
First	96.87	New Jersey	5.02
Second	3.13	States with < 5% Concentration	27.86
Total	100.00	Total	100.00

	% of Aggregate Fixed		% of Aggregate Fixed
Loan Purpose	Rate Principal Balance	Documentation Type	Rate Principal Balance
Cash-out Refinance	44.44	Full	72.16
Debt Consolidation	33.37	Alt	17.52
Rate/Term Refinance	15.50	Limited	5.97
Purchase	6.69	Stated Income	4.35
Total	100.00	Total	100.00

	% of Aggregate Fixed		% of Aggregate Fixed
Property Type	Rate Principal Balance	Occupancy Status	Rate Principal Balance
Single Family	72.74	Owner Occupied	91.38
Two-Four Family	17.34	Non-Owner Occupied	8.62
Condominium	2.85	Total	100.00
Five-Eight Family	3.51
Multi-Use	2.28
Manufactured Housing	1.28
Total	100.00

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Mortgage Rate (%)	Mortgage Loans	Outstanding	Principal Balance
6.001 to 6.500	36	$6,428,818.40	5.40%
6.501 to 7.000	76	10,996,670.00	9.24
7.001 to 7.500	49	6,911,269.56	5.81
7.501 to 8.000	121	19,034,260.67	15.99
8.001 to 8.500	81	9,490,590.31	7.97
8.501 to 9.000	167	22,451,886.81	18.86
9.001 to 9.500	107	13,046,148.29	10.96
9.501 to 10.000	145	14,659,515.54	12.32
10.001 to 10.500	69	7,412,338.00	6.23
10.501 to 11.000	47	4,976,703.00	4.18
11.001 to 11.500	23	1,611,520.00	1.35
11.501 to 12.000	14	1,265,025.00	1.06
12.001 to 12.500	7	744,620.00	0.63
Total	942	$119,029,365.58	100.00%

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Combined LTV Ratio (%)	Mortgage Loans	Outstanding	Principal Balance
5.01 to 10.00	1	$40,000.00	0.03%
10.01 to 15.00	4	177,100.00	0.15
15.01 to 20.00	1	45,000.00	0.04
20.01 to 25.00	8	728,177.75	0.61
25.01 to 30.00	8	620,000.00	0.52
30.01 to 35.00	9	615,500.00	0.52
35.01 to 40.00	18	1,320,724.09	1.11
40.01 to 45.00	17	1,617,553.70	1.36
45.01 to 50.00	33	4,156,400.00	3.49
50.01 to 55.00	28	2,714,001.19	2.28
55.01 to 60.00	42	4,814,550.00	4.04
60.01 to 65.00	68	7,874,912.19	6.62
65.01 to 70.00	92	11,919,566.00	10.01
70.01 to 75.00	107	16,024,475.64	13.46
75.01 to 80.00	190	22,836,937.72	19.19
80.01 to 85.00	114	15,840,261.08	13.31
85.01 to 90.00	146	19,486,681.22	16.37
90.01 to 95.00	31	4,336,625.00	3.64
95.01 to 100.00	25	3,860,900.00	3.24
Total	942	$119,029,365.58	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Fixed Rate	Percent of
Statistical Calculation	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Date Principal Balance ($)	Mortgage Loans	Outstanding	Principal Balance
0.01 to 50,000.00	142	$5,633,604.57	4.73%
50,000.01 to 100,000.00	340	24,881,212.21	20.90
100,000.01 to 150,000.00	184	22,996,138.20	19.32
150,000.01 to 200,000.00	120	20,921,089.86	17.58
200,000.01 to 250,000.00	65	14,491,786.12	12.17
250,000.01 to 300,000.00	40	10,817,850.00	9.09
300,000.01 to 350,000.00	25	8,079,450.00	6.79
350,000.01 to 400,000.00	14	5,300,722.50	4.45
400,000.01 to 450,000.00	6	2,625,112.12	2.21
450,000.01 to 500,000.00	3	1,441,400.00	1.21
500,000.01 to 550,000.00	1	525,000.00	0.44
600,000.01 to 650,000.00	1	616,000.00	0.52
650,000.01 to 700,000.00	1	700,000.00	0.59
Total	942	$119,029,365.58	100.00%

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Prepayment Penalty Period (Months)	Mortgage Loans	Outstanding	Principal Balance
No Prepayment Penalty	238	$25,250,990.59	21.21%
12	223	43,663,410.14	36.68
24	1	95,200.00	0.08
30	7	1,847,220.00	1.55
36	473	48,172,544.85	40.47
Total	942	$119,029,365.58	100.00%

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Credit Grade	Mortgage Loans	Outstanding	Principal Balance
A	847	$108,245,822.31	90.94%
B	50	5,728,723.27	4.81
C	28	2,881,400.00	2.42
D	17	2,173,420.00	1.83
Total	942	$119,029,365.58	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Original Term to Maturity (Months)	Mortgage Loans	Outstanding	Principal Balance
49 to 72	6	$276,087.97	0.23%
73 to 96	14	733,929.00	0.62
97 to 120	38	2,226,400.05	1.87
121 to 144	23	1,825,540.89	1.53
145 to 168	14	1,272,038.13	1.07
169 to 192	145	14,267,686.86	11.99
193 to 216	14	1,630,801.00	1.37
217 to 240	75	7,729,265.93	6.49
241 to 264	11	1,162,970.00	0.98
265 to 288	5	643,322.70	0.54
289 to 312	32	3,702,956.03	3.11
313 to 336	12	1,701,631.00	1.43
337 to 360	553	81,856,736.02	68.77
Total	942	$119,029,365.58	100.00%

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Remaining Term to Maturity (Months)	Mortgage Loans	Outstanding	Principal Balance
49 to 72	6	$276,087.97	0.23%
73 to 96	14	733,929.00	0.62
97 to 120	38	2,226,400.05	1.87
121 to 144	23	1,825,540.89	1.53
145 to 168	14	1,272,038.13	1.07
169 to 192	145	14,267,686.86	11.99
193 to 216	14	1,630,801.00	1.37
217 to 240	75	7,729,265.93	6.49
241 to 264	11	1,162,970.00	0.98
265 to 288	5	643,322.70	0.54
289 to 312	32	3,702,956.03	3.11
313 to 336	12	1,701,631.00	1.43
337 to 360	553	81,856,736.02	68.77
Total	942	$119,029,365.58	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
FICO Score	Mortgage Loans	Outstanding	Principal Balance
Not Available	1	$52,000.00	0.04%
476 to 500	15	1,477,375.00	1.24
501 to 525	38	5,402,203.75	4.54
526 to 550	60	8,116,355.00	6.82
551 to 575	107	13,500,574.72	11.34
576 to 600	119	14,600,881.00	12.27
601 to 625	123	14,179,822.19	11.91
626 to 650	171	20,585,807.88	17.29
651 to 675	133	17,950,060.09	15.08
676 to 700	62	8,521,381.27	7.16
701 to 725	58	7,727,124.64	6.49
726 to 750	32	3,908,061.39	3.28
751 to 775	17	2,510,718.65	2.11
776 to 800	4	387,000.00	0.33
801 to 825	1	60,000.00	0.05
826 to 850	1	50,000.00	0.04
Total	942	$119,029,365.58	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Geographic Distribution	Mortgage Loans	Outstanding	Principal Balance
New York	246	$48,098,666.11	40.41%
North Carolina	88	9,070,564.01	7.62
Illinois	66	8,525,595.66	7.16
Pennsylvania	85	7,360,615.56	6.18
Ohio	76	6,828,431.97	5.74
New Jersey	44	5,978,903.38	5.02
Florida	55	5,045,844.41	4.24
Virginia	36	4,362,253.67	3.66
Tennessee	46	4,033,820.00	3.39
Arizona	34	3,652,400.00	3.07
Connecticut	15	1,944,600.00	1.63
Oregon	15	1,912,300.00	1.61
Massachusetts	14	1,879,646.00	1.58
Minnesota	21	1,806,610.03	1.52
Maryland	19	1,798,618.00	1.51
Michigan	22	1,626,660.66	1.37
South Carolina	17	1,514,150.00	1.27
Missouri	18	881,050.00	0.74
California	4	764,036.12	0.64
Rhode Island	4	547,750.00	0.46
Kentucky	5	483,800.00	0.41
Indiana	4	254,300.00	0.21
Arkansas	3	243,150.00	0.20
Maine	2	160,000.00	0.13
Colorado	1	126,000.00	0.11
Louisiana	1	73,600.00	0.06
Delaware	1	56,000.00	0.05
Total	942	$119,029,365.58	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

Number of Mortgage Loans	353
Total Outstanding Principal Balance	$43,117,825.21

	Minimum	Maximum	Average
Outstanding Principal Balance	$25,000.00	$500,000.00	$122,146.81

	Minimum	Maximum	Weighted Average
Mortgage Rate	5.790%	12.490%	8.522%
Original LTV Ratio	20.27%	100.00%	78.92%
Original Term (Months)	120	360	348
Remaining Term (Months)	120	360	348
Seasoning (Months)	0	2	0
Credit Score	500	779	599
Gross Margin	4.740%	11.190%	7.428%
Minimum Mortgage Rate	5.790%	12.490%	8.522%
Maximum Mortgage Rate	12.790%	19.490%	15.522%
Initial Rate Cap	3.000%	3.000%	3.000%
Periodic Rate Cap	1.000%	1.000%	1.000%
Months to Next Adjustment	22	36	32

	% of Aggregate Adj.		% of Aggregate Adj.
Product Type	Rate Principal Balance	Location (> 5%)	Rate Principal Balance
Adjustable Rate	100.00	New Jersey	16.88
Total	100.00	Ohio	10.52
		Illinois	9.07
	% of Aggregate Adj.	Pennsylvania	8.02
Lien Position	Rate Principal Balance	Florida	7.64
First	100.00	Minnesota	6.82
Total	100.00	Massachusetts	6.64
		Maryland	6.21
	% of Aggregate Adj.	Virginia	5.63
Loan Purpose	Rate Principal Balance	New York	5.37
Cash-out Refinance	41.89	Michigan	5.20
Debt Consolidation	33.95	States with < 5% Concentration	11.99
Rate/Term Refinance	15.36	Total	100.00
Purchase	8.79
Total	100.00		% of Aggregate Adj.
		Documentation Type	Rate Principal Balance
	% of Aggregate Adj.	Full	74.78
Property Type	Rate Principal Balance	Alt	11.90
Single Family	83.88	Limited	5.95
Two-Four Family	12.76	Stated Income	7.37
Condominium	3.12	Total	100.00
Five-Eight Family	0.00
Multi-Use	0.00		% of Aggregate Adj.
Manufactured Housing	0.24	Occupancy Status	Rate Principal Balance
Total	100.00	Owner Occupied	92.56
		Non-Owner Occupied	7.44
		Total	100.00

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Mortgage Rate (%)	Mortgage Loans	Outstanding	Principal Balance
5.501 to 6.000	3	$436,500.00	1.01%
6.001 to 6.500	6	1,223,406.75	2.84
6.501 to 7.000	18	2,315,961.95	5.37
7.001 to 7.500	33	5,971,325.00	13.85
7.501 to 8.000	48	6,575,045.00	15.25
8.001 to 8.500	52	6,428,896.00	14.91
8.501 to 9.000	64	7,955,678.51	18.45
9.001 to 9.500	34	3,339,005.00	7.74
9.501 to 10.000	36	3,400,005.00	7.89
10.001 to 10.500	20	1,881,200.00	4.36
10.501 to 11.000	25	2,514,287.00	5.83
11.001 to 11.500	6	445,950.00	1.03
11.501 to 12.000	5	375,365.00	0.87
12.001 to 12.500	3	255,200.00	0.59
Total	353	$43,117,825.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
LTV Ratio (%)	Mortgage Loans	Outstanding	Principal Balance
20.01 to 25.00	2	$80,000.00	0.19%
25.01 to 30.00	1	40,000.00	0.09
35.01 to 40.00	1	157,000.00	0.36
40.01 to 45.00	9	899,950.00	2.09
45.01 to 50.00	14	1,322,603.00	3.07
50.01 to 55.00	6	544,000.00	1.26
55.01 to 60.00	16	1,648,350.00	3.82
60.01 to 65.00	23	2,678,477.08	6.21
65.01 to 70.00	26	2,722,090.00	6.31
70.01 to 75.00	47	5,437,750.00	12.61
75.01 to 80.00	68	7,986,820.18	18.52
80.01 to 85.00	55	6,442,471.00	14.94
85.01 to 90.00	60	8,576,438.95	19.89
90.01 to 95.00	12	1,889,375.00	4.38
95.01 to 100.00	13	2,692,500.00	6.24
Total	353	$43,117,825.21	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
Statistical Calculation	Adjustable Rate	Principal Balance	Adjustable Rate
Date Principal Balance ($)	Mortgage Loans	Outstanding	Principal Balance
0.01 to 50,000.00	38	$1,613,645.38	3.74%
50,000.01 to 100,000.00	137	10,218,602.00	23.70
100,000.01 to 150,000.00	86	10,766,246.75	24.97
150,000.01 to 200,000.00	47	8,111,000.00	18.81
200,000.01 to 250,000.00	20	4,467,381.08	10.36
250,000.01 to 300,000.00	14	3,753,300.00	8.70
300,000.01 to 350,000.00	3	991,150.00	2.30
350,000.01 to 400,000.00	6	2,269,000.00	5.26
400,000.01 to 450,000.00	1	427,500.00	0.99
450,000.01 to 500,000.00	1	500,000.00	1.16
Total	353	$43,117,825.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Prepayment Penalty Period (Months)	Mortgage Loans	Outstanding	Principal Balance
No Prepayment Penalty	17	$2,330,550.00	5.41%
12	1	161,500.00	0.37
24	102	12,224,884.03	28.35
30	4	583,765.00	1.35
36	229	27,817,126.18	64.51
Total	353	$43,117,825.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Credit Grade	Mortgage Loans	Outstanding	Principal Balance
A	269	$34,796,184.21	80.70%
B	34	3,441,826.00	7.98
C	35	3,313,165.00	7.68
D	15	1,566,650.00	3.63
Total	353	$43,117,825.21	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Original Term to Maturity (Months)	Mortgage Loans	Outstanding	Principal Balance
97 to 120	1	$48,600.00	0.11%
121 to 144	2	179,100.00	0.42
145 to 168	1	115,000.00	0.27
169 to 192	14	1,713,600.00	3.97
217 to 240	7	721,750.00	1.67
241 to 264	2	273,000.00	0.63
289 to 312	3	372,600.00	0.86
313 to 336	1	123,250.00	0.29
337 to 360	322	39,570,925.21	91.77
Total	353	$43,117,825.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Remaining Term to Maturity (Months)	Mortgage Loans	Outstanding	Principal Balance
97 to 120	1	$48,600.00	0.11%
121 to 144	2	179,100.00	0.42
145 to 168	1	115,000.00	0.27
169 to 192	14	1,713,600.00	3.97
217 to 240	7	721,750.00	1.67
241 to 264	2	273,000.00	0.63
289 to 312	3	372,600.00	0.86
313 to 336	1	123,250.00	0.29
337 to 360	322	39,570,925.21	91.77
Total	353	$43,117,825.21	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
FICO Score	Mortgage Loans	Outstanding	Principal Balance
476 to 500	9	$841,250.00	1.95%
501 to 525	39	3,581,915.00	8.31
526 to 550	56	6,337,486.00	14.70
551 to 575	52	6,080,155.00	14.10
576 to 600	47	5,781,527.51	13.41
601 to 625	50	6,017,341.00	13.96
626 to 650	46	6,502,385.00	15.08
651 to 675	27	4,273,633.95	9.91
676 to 700	9	822,525.00	1.91
701 to 725	8	1,491,006.75	3.46
726 to 750	7	1,112,300.00	2.58
751 to 775	2	108,000.00	0.25
776 to 800	1	168,300.00	0.39
Total	353	$43,117,825.21	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Geographic Distribution	Mortgage Loans	Outstanding	Principal Balance
New Jersey	45	$7,279,531.08	16.88%
Ohio	45	4,536,947.00	10.52
Illinois	34	3,910,725.00	9.07
Pennsylvania	40	3,459,273.43	8.02
Florida	25	3,293,862.75	7.64
Minnesota	22	2,940,110.00	6.82
Massachusetts	14	2,861,650.00	6.64
Maryland	20	2,677,650.00	6.21
Virginia	20	2,429,236.95	5.63
New York	13	2,316,200.00	5.37
Michigan	26	2,242,550.00	5.20
Missouri	14	1,188,900.00	2.76
North Carolina	7	1,133,465.00	2.63
Connecticut	4	508,300.00	1.18
Rhode Island	4	496,750.00	1.15
Indiana	5	346,790.00	0.80
Tennessee	4	332,000.00	0.77
Washington	1	274,500.00	0.64
Arizona	2	198,400.00	0.46
California	2	195,100.00	0.45
Wisconsin	1	144,000.00	0.33
Kentucky	1	99,434.00	0.23
New Hampshire	1	81,000.00	0.19
Arkansas	1	75,000.00	0.17
South Carolina	1	55,650.00	0.13
Maine	1	40,800.00	0.09
Total	353	$43,117,825.21	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Minimum Mortgage Rate (%)	Mortgage Loans	Outstanding	Principal Balance
5.501 to 6.000	3	$436,500.00	1.01%
6.001 to 6.500	6	1,223,406.75	2.84
6.501 to 7.000	18	2,315,961.95	5.37
7.001 to 7.500	33	5,971,325.00	13.85
7.501 to 8.000	48	6,575,045.00	15.25
8.001 to 8.500	52	6,428,896.00	14.91
8.501 to 9.000	64	7,955,678.51	18.45
9.001 to 9.500	34	3,339,005.00	7.74
9.501 to 10.000	36	3,400,005.00	7.89
10.001 to 10.500	20	1,881,200.00	4.36
10.501 to 11.000	25	2,514,287.00	5.83
11.001 to 11.500	6	445,950.00	1.03
11.501 to 12.000	5	375,365.00	0.87
12.001 to 12.500	3	255,200.00	0.59
Total	353	$43,117,825.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Maximum Mortgage Rate (%)	Mortgage Loans	Outstanding	Principal Balance
12.501 to 13.000	3	$436,500.00	1.01%
13.001 to 13.500	6	1,223,406.75	2.84
13.501 to 14.000	18	2,315,961.95	5.37
14.001 to 14.500	33	5,971,325.00	13.85
14.501 to 15.000	48	6,575,045.00	15.25
15.001 to 15.500	52	6,428,896.00	14.91
15.501 to 16.000	64	7,955,678.51	18.45
16.001 to 16.500	34	3,339,005.00	7.74
16.501 to 17.000	36	3,400,005.00	7.89
17.001 to 17.500	20	1,881,200.00	4.36
17.501 to 18.000	25	2,514,287.00	5.83
18.001 to 18.500	6	445,950.00	1.03
18.501 to 19.000	5	375,365.00	0.87
19.001 to 19.500	3	255,200.00	0.59
Total	353	$43,117,825.21	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Initial Periodic Rate Cap (%)	Mortgage Loans	Outstanding	Principal Balance
3.000	353	$43,117,825.21	100.00%
Total	353	$43,117,825.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Subsequent Periodic Rate Cap (%)	Mortgage Loans	Outstanding	Principal Balance
1.000	353	$43,117,825.21	100.00%
Total	353	$43,117,825.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Gross Margin (%)	Mortgage Loans	Outstanding	Principal Balance
4.501 to 5.000	4	$581,356.75	1.35%
5.001 to 5.500	5	1,078,550.00	2.50
5.501 to 6.000	20	2,547,211.95	5.91
6.001 to 6.500	35	6,154,235.00	14.27
6.501 to 7.000	49	7,119,866.08	16.51
7.001 to 7.500	56	6,782,571.00	15.73
7.501 to 8.000	61	7,101,822.43	16.47
8.001 to 8.500	36	3,798,780.00	8.81
8.501 to 9.000	31	2,784,030.00	6.46
9.001 to 9.500	32	3,332,550.00	7.73
9.501 to 10.000	14	1,116,887.00	2.59
10.001 to 10.500	3	185,900.00	0.43
10.501 to 11.000	6	387,815.00	0.90
11.001 to 11.500	1	146,250.00	0.34
Total	353	$43,117,825.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Months to Next Adjustment Date	Mortgage Loans	Outstanding	Principal Balance
19 to 24	110	$13,623,084.03	31.60%
31 to 36	243	29,494,741.18	68.40
Total	353	$43,117,825.21	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

 BOND SUMMARY

to Call

Class A
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	16.84	5.87	3.97	3.09	2.34	1.99	1.69
Modified Duration*	13.99	5.37	3.73	2.94	2.25	1.92	1.65
First Principal Payment	4/25/03	4/25/03	4/25/03	4/25/03	4/25/03	4/25/03	4/25/03
Last Principal Payment	6/25/31	11/25/18	9/25/13	3/25/11	3/25/09	4/25/08	8/25/07
Principal Window (months)	339	188	126	96	72	61	53

Class M-1
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.18	10.65	7.09	5.42	4.35	4.11	4.17
Modified Duration*	18.73	9.20	6.40	5.00	4.08	3.87	3.93
First Principal Payment	12/25/22	9/25/08	11/25/06	4/25/06	7/25/06	9/25/06	11/25/06
Last Principal Payment	6/25/31	11/25/18	9/25/13	3/25/11	3/25/09	4/25/08	8/25/07
Principal Window (months)	103	123	83	60	33	20	10

Class M-2
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.18	10.65	7.09	5.42	4.27	3.90	3.73
Modified Duration*	13.08	7.63	5.60	4.49	3.68	3.40	3.27
First Principal Payment	12/25/22	9/25/08	11/25/06	4/25/06	5/25/06	6/25/06	7/25/06
Last Principal Payment	6/25/31	11/25/18	9/25/13	3/25/11	3/25/09	4/25/08	8/25/07
Principal Window (months)	103	123	83	60	35	23	14

Class B-A
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.17	10.61	7.06	5.40	4.21	3.79	3.53
Modified Duration*	13.04	7.59	5.57	4.47	3.62	3.31	3.12
First Principal Payment	12/25/22	9/25/08	11/25/06	4/25/06	4/25/06	4/25/06	4/25/06
Last Principal Payment	6/25/31	11/25/18	9/25/13	3/25/11	3/25/09	4/25/08	8/25/07
Principal Window (months)	103	123	83	60	36	25	17

Class B-F
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.17	10.61	7.06	5.40	4.21	3.79	3.53
Modified Duration*	11.07	6.94	5.22	4.24	3.47	3.18	3.00
First Principal Payment	12/25/22	9/25/08	11/25/06	4/25/06	4/25/06	4/25/06	4/25/06
Last Principal Payment	6/25/31	11/25/18	9/25/13	3/25/11	3/25/09	4/25/08	8/25/07
Principal Window (months)	103	123	83	60	36	25	17

*Modified duration calculated assuming a price of 100.00%.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

BOND SUMMARY

to Maturity

Class A
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	16.91	6.25	4.26	3.31	2.52	2.14	1.82
Modified Duration*	14.03	5.64	3.96	3.13	2.41	2.06	1.76
First Principal Payment	4/25/03	4/25/03	4/25/03	4/25/03	4/25/03	4/25/03	4/25/03
Last Principal Payment	2/25/33	3/25/31	6/25/25	8/25/20	8/25/16	8/25/14	1/25/13
Principal Window (months)	359	336	267	209	161	137	118

Class M-1
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.34	11.54	7.77	5.94	4.76	4.45	4.49
Modified Duration*	18.81	9.78	6.90	5.41	4.42	4.16	4.21
First Principal Payment	12/25/22	9/25/08	11/25/06	4/25/06	7/25/06	9/25/06	11/25/06
Last Principal Payment	12/25/32	7/25/28	8/25/21	4/25/17	1/25/14	5/25/12	2/25/11
Principal Window (months)	121	239	178	133	91	69	52

Class M-2
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.33	11.43	7.66	5.86	4.60	4.18	3.96
Modified Duration*	13.11	7.91	5.88	4.75	3.90	3.60	3.45
First Principal Payment	12/25/22	9/25/08	11/25/06	4/25/06	5/25/06	6/25/06	7/25/06
Last Principal Payment	10/25/32	10/25/26	10/25/19	11/25/15	11/25/12	5/25/11	4/25/10
Principal Window (months)	119	218	156	116	79	60	46

Class B-A
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.24	10.93	7.30	5.57	4.35	3.90	3.63
Modified Duration*	13.05	7.73	5.70	4.58	3.72	3.39	3.19
First Principal Payment	12/25/22	9/25/08	11/25/06	4/25/06	4/25/06	4/25/06	4/25/06
Last Principal Payment	5/25/32	6/25/23	12/25/16	9/25/13	2/25/11	12/25/09	1/25/09
Principal Window (months)	114	178	122	90	59	45	34

Class B-F
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.24	10.93	7.30	5.57	4.35	3.90	3.63
Modified Duration*	11.08	7.03	5.32	4.33	3.55	3.26	3.07
First Principal Payment	12/25/22	9/25/08	11/25/06	4/25/06	4/25/06	4/25/06	4/25/06
Last Principal Payment	5/25/32	6/25/23	12/25/16	9/25/13	2/25/11	12/25/09	1/25/09
Principal Window (months)	114	178	122	90	59	45	34

*Modified duration calculated assuming a price of 100.00%.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

CLASS A-IO NOTIONAL AMOUNT SCHEDULE

Class A-IO
Period	Date	Notional Amount
1	04/03	$[30,701,000]
2	05/03	[30,581,000]
3	06/03	[30,401,000]
4	07/03	[30,180,000]
5	08/03	[29,920,000]
6	09/03	[29,621,000]
7	10/03	[29,283,000]
8	11/03	[28,907,000]
9	12/03	[28,493,000]
10	01/04	[28,044,000]
11	02/04	[19,685,000]
12	03/04	[19,315,000]
13	04/04	[18,922,000]
14	05/04	[18,527,000]
15	06/04	[18,135,000]
16	07/04	[17,746,000]
17	08/04	[17,359,000]
18	09/04	[16,976,000]
19	10/04	[16,595,000]
20	11/04	[16,218,000]
21	12/04	[15,844,000]
22	01/05	[15,473,000]
23	02/05	[15,105,000]
24	03/05	[14,742,000]
25	04/05	[8,629,000]
26	05/05	[8,415,000]
27	06/05	[8,204,000]
28	07/05	[7,995,000]
29	08/05	[7,789,000]
30	09/05	[7,585,000]

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

NET WAC RATE SCHEDULE

		Net WAC			Net WAC			Net WAC
Period	Date	Rate(1)	Period	Date	Rate(1)	Period	Date	Rate(1)
1	04/2003	N/A	33	12/2005	[8.02]%	65	08/2008	[7.66]%
2	05/2003	[7.83]%	34	01/2006	[7.77]%	66	09/2008	[7.66]%
3	06/2003	[7.58]%	35	02/2006	[7.77]%	67	10/2008	[7.91]%
4	07/2003	[7.83]%	36	03/2006	[8.60]%	68	11/2008	[7.66]%
5	08/2003	[7.58]%	37	04/2006	[7.65]%	69	12/2008	[7.91]%
6	09/2003	[7.58]%	38	05/2006	[7.91]%	70	01/2009	[7.66]%
7	10/2003	[7.84]%	39	06/2006	[7.66]%	71	02/2009	[7.66]%
8	11/2003	[7.58]%	40	07/2006	[7.91]%	72	03/2009	[8.48]%
9	12/2003	[7.84]%	41	08/2006	[7.66]%	73	04/2009	[7.66]%
10	01/2004	[7.58]%	42	09/2006	[7.66]%	74	05/2009	[7.91]%
11	02/2004	[7.58]%	43	10/2006	[7.91]%	75	06/2009	[7.66]%
12	03/2004	[8.11]%	44	11/2006	[7.66]%	76	07/2009	[7.91]%
13	04/2004	[7.58]%	45	12/2006	[7.91]%	77	08/2009	[7.66]%
14	05/2004	[7.84]%	46	01/2007	[7.66]%	78	09/2009	[7.66]%
15	06/2004	[7.59]%	47	02/2007	[7.66]%	79	10/2009	[7.91]%
16	07/2004	[7.84]%	48	03/2007	[8.48]%	80	11/2009	[7.66]%
17	08/2004	[7.59]%	49	04/2007	[7.66]%	81	12/2009	[7.91]%
18	09/2004	[7.59]%	50	05/2007	[7.91]%	82	01/2010	[7.66]%
19	10/2004	[7.84]%	51	06/2007	[7.66]%	83	02/2010	[7.66]%
20	11/2004	[7.59]%	52	07/2007	[7.91]%	84	03/2010	[8.48]%
21	12/2004	[7.84]%	53	08/2007	[7.66]%	85	04/2010	[7.66]%
22	01/2005	[7.59]%	54	09/2007	[7.66]%	86	05/2010	[7.91]%
23	02/2005	[7.59]%	55	10/2007	[7.91]%	87	06/2010	[7.66]%
24	03/2005	[8.41]%	56	11/2007	[7.66]%	88	07/2010	[7.91]%
25	04/2005	[7.61]%	57	12/2007	[7.91]%	89	08/2010	[7.66]%
26	05/2005	[7.87]%	58	01/2008	[7.66]%	90	09/2010	[7.66]%
27	06/2005	[7.61]%	59	02/2008	[7.66]%	91	10/2010	[7.91]%
28	07/2005	[7.87]%	60	03/2008	[8.19]%	92	11/2010	[7.66]%
29	08/2005	[7.61]%	61	04/2008	[7.66]%	93	12/2010	[7.91]%
30	09/2005	[7.62]%	62	05/2008	[7.91]%	94	01/2011	[7.66]%
31	10/2005	[8.02]%	63	06/2008	[7.66]%	95	02/2011	[7.66]%
32	11/2005	[7.76]%	64	07/2008	[7.91]%	96	03/2011	[8.48]%

(1) Assumes that One Month LIBOR is constant at [1.33]% and Six Month LIBOR is constant at [1.31]% and is run at the Pricing Speed to call (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

CLASS A EFFECTIVE NET WAC RATE SCHEDULE

		Class A			Class A			Class A
		Effective			Effective			Effective
		Net WAC			Net WAC			Net WAC
Period	Date	Rate (1,2)	Period	Date	Rate (1,2)	Period	Date	Rate (1,2)
1	04/2003	N/A	33	12/2005	[20.26]%	65	08/2008	[18.22]%
2	05/2003	[20.83]%	34	01/2006	[20.00]%	66	09/2008	[18.23]%
3	06/2003	[20.58]%	35	02/2006	[20.01]%	67	10/2008	[18.53]%
4	07/2003	[20.83]%	36	03/2006	[20.88]%	68	11/2008	[18.24]%
5	08/2003	[20.58]%	37	04/2006	[18.11]%	69	12/2008	[18.55]%
6	09/2003	[20.58]%	38	05/2006	[18.53]%	70	01/2009	[18.26]%
7	10/2003	[20.84]%	39	06/2006	[18.27]%	71	02/2009	[18.27]%
8	11/2003	[20.58]%	40	07/2006	[18.57]%	72	03/2009	[19.23]%
9	12/2003	[20.84]%	41	08/2006	[18.31]%	73	04/2009	[18.29]%
10	01/2004	[20.58]%	42	09/2006	[18.34]%	74	05/2009	[18.59]%
11	02/2004	[20.58]%	43	10/2006	[18.26]%	75	06/2009	[18.31]%
12	03/2004	[21.11]%	44	11/2006	[18.04]%	76	07/2009	[18.61]%
13	04/2004	[20.58]%	45	12/2006	[18.34]%	77	08/2009	[18.32]%
14	05/2004	[20.84]%	46	01/2007	[18.07]%	78	09/2009	[18.33]%
15	06/2004	[20.59]%	47	02/2007	[18.09]%	79	10/2009	[18.63]%
16	07/2004	[20.84]%	48	03/2007	[18.84]%	80	11/2009	[18.35]%
17	08/2004	[20.59]%	49	04/2007	[18.11]%	81	12/2009	[18.65]%
18	09/2004	[20.59]%	50	05/2007	[18.46]%	82	01/2010	[18.37]%
19	10/2004	[20.84]%	51	06/2007	[18.18]%	83	02/2010	[18.37]%
20	11/2004	[20.59]%	52	07/2007	[18.48]%	84	03/2010	[19.31]%
21	12/2004	[20.84]%	53	08/2007	[18.01]%	85	04/2010	[18.39]%
22	01/2005	[20.59]%	54	09/2007	[18.02]%	86	05/2010	[18.69]%
23	02/2005	[20.59]%	55	10/2007	[18.44]%	87	06/2010	[18.40]%
24	03/2005	[21.41]%	56	11/2007	[18.19]%	88	07/2010	[18.70]%
25	04/2005	[19.65]%	57	12/2007	[18.50]%	89	08/2010	[18.42]%
26	05/2005	[19.97]%	58	01/2008	[18.21]%	90	09/2010	[18.43]%
27	06/2005	[19.71]%	59	02/2008	[18.22]%	91	10/2010	[18.72]%
28	07/2005	[19.98]%	60	03/2008	[18.65]%	92	11/2010	[18.44]%
29	08/2005	[19.73]%	61	04/2008	[18.15]%	93	12/2010	[18.74]%
30	09/2005	[19.74]%	62	05/2008	[18.49]%	94	01/2011	[18.46]%
31	10/2005	[20.22]%	63	06/2008	[18.20]%	95	02/2011	[18.46]%
32	11/2005	[19.98]%	64	07/2008	[18.50]%	96	03/2011	[19.39]%

(1)

Assumes that One Month LIBOR and Six Month LIBOR instantaneously increase to 20.00% and the Mortgage Loans are run at the Pricing Speed to call.

(2)

Includes proceeds from the Class A Yield Maintenance Agreement.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

CLASS M-1 EFFECTIVE NET WAC RATE SCHEDULE

		Class M-1			Class M-1			Class M-1
		Effective			Effective			Effective
		Net WAC			Net WAC			Net WAC
Period	Date	Rate (1,2)	Period	Date	Rate (1,2)	Period	Date	Rate (1,2)
1	04/2003	N/A	33	12/2005	[20.49]%	65	08/2008	[19.03]%
2	05/2003	[21.58]%	34	01/2006	[20.23]%	66	09/2008	[19.04]%
3	06/2003	[21.33]%	35	02/2006	[20.24]%	67	10/2008	[19.34]%
4	07/2003	[21.58]%	36	03/2006	[21.11]%	68	11/2008	[19.06]%
5	08/2003	[21.33]%	37	04/2006	[18.30]%	69	12/2008	[19.37]%
6	09/2003	[21.33]%	38	05/2006	[18.34]%	70	01/2009	[19.08]%
7	10/2003	[21.59]%	39	06/2006	[18.08]%	71	02/2009	[19.09]%
8	11/2003	[21.33]%	40	07/2006	[18.38]%	72	03/2009	[20.05]%
9	12/2003	[21.59]%	41	08/2006	[18.12]%	73	04/2009	[19.11]%
10	01/2004	[21.33]%	42	09/2006	[18.15]%	74	05/2009	[19.42]%
11	02/2004	[21.33]%	43	10/2006	[18.45]%	75	06/2009	[19.13]%
12	03/2004	[21.86]%	44	11/2006	[18.23]%	76	07/2009	[19.44]%
13	04/2004	[21.33]%	45	12/2006	[18.53]%	77	08/2009	[19.15]%
14	05/2004	[21.59]%	46	01/2007	[18.26]%	78	09/2009	[19.16]%
15	06/2004	[21.34]%	47	02/2007	[18.28]%	79	10/2009	[19.47]%
16	07/2004	[21.59]%	48	03/2007	[19.23]%	80	11/2009	[19.18]%
17	08/2004	[21.34]%	49	04/2007	[18.49]%	81	12/2009	[19.49]%
18	09/2004	[21.34]%	50	05/2007	[18.85]%	82	01/2010	[19.20]%
19	10/2004	[21.59]%	51	06/2007	[18.57]%	83	02/2010	[19.21]%
20	11/2004	[21.34]%	52	07/2007	[18.88]%	84	03/2010	[20.15]%
21	12/2004	[21.59]%	53	08/2007	[18.60]%	85	04/2010	[19.23]%
22	01/2005	[21.34]%	54	09/2007	[18.61]%	86	05/2010	[19.53]%
23	02/2005	[21.34]%	55	10/2007	[19.04]%	87	06/2010	[19.25]%
24	03/2005	[21.66]%	56	11/2007	[18.78]%	88	07/2010	[19.55]%
25	04/2005	[19.88]%	57	12/2007	[19.09]%	89	08/2010	[19.27]%
26	05/2005	[20.20]%	58	01/2008	[18.81]%	90	09/2010	[19.28]%
27	06/2005	[19.94]%	59	02/2008	[18.82]%	91	10/2010	[19.58]%
28	07/2005	[20.21]%	60	03/2008	[19.45]%	92	11/2010	[19.30]%
29	08/2005	[19.96]%	61	04/2008	[18.95]%	93	12/2010	[19.59]%
30	09/2005	[19.97]%	62	05/2008	[19.29]%	94	01/2011	[19.32]%
31	10/2005	[20.46]%	63	06/2008	[19.00]%	95	02/2011	[19.32]%
32	11/2005	[20.21]%	64	07/2008	[19.31]%	96	03/2011	[20.25]%

(1)

Assumes that One Month LIBOR and Six Month LIBOR instantaneously increase to 20.00% and the Mortgage Loans are run at the Pricing Speed to call.

(2)

Includes proceeds from the Class M-1 Yield Maintenance Agreement.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.

Subject to Revision - Series Term Sheet Dated March 7, 2003

CLASS B-A EFFECTIVE NET WAC RATE SCHEDULE

		Class B-A			Class B-A			Class B-A
		Effective			Effective			Effective
		Net WAC			Net WAC			Net WAC
Period	Date	Rate (1,2)	Period	Date	Rate (1,2)	Period	Date	Rate (1,2)
1	04/2003	N/A	33	12/2005	[23.24]%	65	08/2008	[21.45]%
2	05/2003	[24.58]%	34	01/2006	[22.99]%	66	09/2008	[21.47]%
3	06/2003	[24.33]%	35	02/2006	[23.00]%	67	10/2008	[21.78]%
4	07/2003	[24.58]%	36	03/2006	[23.64]%	68	11/2008	[21.50]%
5	08/2003	[24.33]%	37	04/2006	[20.36]%	69	12/2008	[21.82]%
6	09/2003	[24.33]%	38	05/2006	[20.78]%	70	01/2009	[21.54]%
7	10/2003	[24.59]%	39	06/2006	[20.53]%	71	02/2009	[21.55]%
8	11/2003	[24.33]%	40	07/2006	[20.84]%	72	03/2009	[22.51]%
9	12/2003	[24.59]%	41	08/2006	[20.59]%	73	04/2009	[21.59]%
10	01/2004	[24.33]%	42	09/2006	[20.62]%	74	05/2009	[21.89]%
11	02/2004	[24.33]%	43	10/2006	[20.93]%	75	06/2009	[21.62]%
12	03/2004	[24.86]%	44	11/2006	[20.71]%	76	07/2009	[21.93]%
13	04/2004	[24.33]%	45	12/2006	[21.03]%	77	08/2009	[21.65]%
14	05/2004	[24.59]%	46	01/2007	[20.77]%	78	09/2009	[21.66]%
15	06/2004	[24.34]%	47	02/2007	[20.79]%	79	10/2009	[21.97]%
16	07/2004	[24.59]%	48	03/2007	[21.74]%	80	11/2009	[21.69]%
17	08/2004	[24.34]%	49	04/2007	[21.02]%	81	12/2009	[22.00]%
18	09/2004	[24.34]%	50	05/2007	[21.38]%	82	01/2010	[21.72]%
19	10/2004	[24.59]%	51	06/2007	[20.91]%	83	02/2010	[21.71]%
20	11/2004	[24.34]%	52	07/2007	[21.23]%	84	03/2010	[22.65]%
21	12/2004	[24.59]%	53	08/2007	[20.95]%	85	04/2010	[21.73]%
22	01/2005	[24.34]%	54	09/2007	[20.98]%	86	05/2010	[22.04]%
23	02/2005	[24.34]%	55	10/2007	[21.40]%	87	06/2010	[21.76]%
24	03/2005	[24.91]%	56	11/2007	[21.16]%	88	07/2010	[22.06]%
25	04/2005	[22.85]%	57	12/2007	[21.47]%	89	08/2010	[21.78]%
26	05/2005	[23.16]%	58	01/2008	[21.20]%	90	09/2010	[21.79]%
27	06/2005	[22.91]%	59	02/2008	[21.21]%	91	10/2010	[22.09]%
28	07/2005	[23.18]%	60	03/2008	[21.84]%	92	11/2010	[21.82]%
29	08/2005	[22.93]%	61	04/2008	[21.36]%	93	12/2010	[22.11]%
30	09/2005	[22.94]%	62	05/2008	[21.70]%	94	01/2011	[21.84]%
31	10/2005	[23.43]%	63	06/2008	[21.42]%	95	02/2011	[21.85]%
32	11/2005	[22.96]%	64	07/2008	[21.73]%	96	03/2011	[22.77]%

(3)

Assumes that One Month LIBOR and Six Month LIBOR instantaneously increase to 20.00% and the Mortgage Loans are run at the Pricing Speed to call.

(4)

Includes proceeds from the Class B-A Yield Maintenance Agreement.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT               WACHOVIA SECURITIES IMMEDIATELY.